Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the quarterly report on Form 10-Q of WireCo WorldGroup Inc. for the period ended June 30, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Brian G. Block, Senior Vice President and Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of WireCo WorldGroup (Cayman) Inc.

August 7, 2014	/s/ Brian G. Block
Brian G. Block, Senior Vice President and Chief Financial Officer (Principal Financial Officer)